DIAMOND HILL FUNDS

Diamond Hill Small-Mid Cap Fund
(All Share Classes)

Supplement Dated October 5, 2023
to the Prospectus dated February 28, 2023

Effective October 5, 2023, the Diamond Hill Small-Mid Cap Fund will re-open to new investors.

Accordingly, effective October 5, 2023, references to the closure of the Diamond Hill Small-Mid Cap Fund on pages 4, 6 and 44 of the Prospectus are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE